UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         January 14, 2003 Date of Report
               December 27, 2002 (Date of earliest event reported)

                               Baron Capital Trust
              Exact name of registrant as specified in its charter

          Delaware                     333-35063                 31-1574856
State or other jurisdiction      Commission File Number         IRS Employer
      of incorporation                                       Identification No.

                               Baron Capital Trust
                           3570 U.S. Highway 98 North
                             Lakeland, Florida 33809
                Address of principal executive offices, zip code

                            (863) 853-2882, ext. 101
                         Registrant's telephone number,
                               including area code


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                                EXPLANATORY NOTE

      The staff of the Securities and Exchange Commission has requested that the Company use the specific language provided in Item 304(a) of Regulation S-B, relating to dismissal of the Company's former independent public accountants and disclosures for the interim period up to and including December 27, 2002. The 8-K has been amended accordingly.

Item 4. Changes in Registrant's Certifying Accountant.

      Effective December 27, 2002, the Board of Trustees of Baron Capital Trust (the "Company"), on the recommendation of its Audit Committee, dismissed Rachlin Cohen & Holtz LLP ("Rachlin Cohen & Holtz") as the Company's independent public accountants and to engage KPMG LLP ("KPMG") to serve as the Company's independent public accountants in respect of the annual audit for the calendar year 2002.

      For the year ended December 31, 2000, Rachlin Cohen & Holtz's report on the Company's consolidated financial statements did not contain an adverse opinion, disclaimer of opinion, modification as to audit scope or accounting principles, or going concern qualification, but was modified to include an emphasis paragraph making reference to certain liquidity and profitability considerations contained in the notes to the financial statements. For the year ended December 31, 2001, Rachlin Cohen & Holtz's report on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

      During the years ended December 31, 2000 and 2001 and the interim period up to and including December 27, 2002, there were no disagreements with Rachlin Cohen & Holtz on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Rachlin Cohen & Holtz's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

      The Company has provided Rachlin Cohen & Holtz with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Rachlin Cohen & Holtz's letter, dated January 14, 2003, stating its agreement with such statements.

      During the years ended December 31, 2000 and 2001 and the interim period up to and including December 27, 2002, the Company did not consult with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.


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Item 7. Financial Statements and Exhibits.

      (c) Exhibits: Attached hereto as Exhibit 16 is a letter from Rachlin, Cohen & Holtz LLP to the Securities and Exchange Commission, Dated January 14, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BARON CAPITAL TRUST


Date: January 14, 2003                  By: /s/ Mark L. Wilson
                                            ------------------------------------
                                            Mark L. Wilson
                                            Chief Financial Officer


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                               BARON CAPITAL TRUST

                          Current Report on Form 8-K/A

                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

16 Letter from Rachlin Cohen & Holtz LLP to the Securities and Exchange Commission, dated January 14, 2003